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Exhibit 31

EXECUTIVE OFFICERS 302 CERTIFICATIONS

I, J. Brendan Barba, certify that:

  1.
  I have reviewed this quarterly report on Form 10-Q of AEP Industries Inc. (the "Company") for the three months ended July 31, 2003;

  2.
  Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the periods covered by this quarterly report;

  3.
  Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

  4.
  The Company's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and we have:

  a)
  designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

  b)
  evaluated the effectiveness of the Company "s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report based on such evaluation; and

  c)
  disclosed in this report any change in the Company's internal control over financial reporting that occurred during the Company's most recent fiscal quarter that materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting;

  5.
  The Company's other certifying officers and I have disclosed, based on our most recent evaluation, to the Company's auditors and the audit committee of the Company's board of directors (or persons performing the equivalent function):

  a)
  all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company "s ability to record, process, summarize and report financial information; and

  b)
  any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

Date: September 15, 2003

/s/  J. BRENDAN BARBA

J. Brendan Barba
Chief Executive Officer

24

Exhibit 31

EXECUTIVE OFFICERS 302 CERTIFICATIONS

I, Paul M. Feeney, certify that:

  1.
  I have reviewed this quarterly report on Form 10-Q of AEP Industries Inc. (the "Company") for the three months ended July 31, 2003;

  2.
  Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the periods covered by this quarterly report;

  3.
  Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

  4.
  The Company's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and we have:

  a)
  designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

  b)
  evaluated the effectiveness of the Company "s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report based on such evaluation; and

  c)
  disclosed in this report any change in the Company's internal control over financial reporting that occurred during the Company's most recent fiscal quarter that materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting;

  5.
  The Company's other certifying officers and I have disclosed, based on our most recent evaluation, to the Company's auditors and the audit committee of the Company's board of directors (or persons performing the equivalent function):

  a)
  all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company "s ability to record, process, summarize and report financial information; and

  b)
  any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

Date: September 15, 2003

/s/  PAUL M. FEENEY

Paul M. Feeney
Chief Financial Officer

25

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  Exhibit 31
EXECUTIVE OFFICERS 302 CERTIFICATIONS
  Exhibit 31
EXECUTIVE OFFICERS 302 CERTIFICATIONS